UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                  Form 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 18, 2002


                       Commission File Number 0-30653
                                              -------

                    SECURED DIVERSIFIED INVESTMENT, LTD.
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               Formerly Known As Book Corporation of America
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           (Exact Name of Registrant as Specified in its Charter)
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           Nevada                                  87-0375228
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(State or other jurisdiction of     (I.R.S. Employer Identification Number)
 incorporation or organization)

                        1000 Quail Street, Suite 190
                        ----------------------------
                      Newport Beach, California 92660
                      --------------------------------
                  (Address of principal executive offices)

                               (949) 851-1965
                         -------------------------
              (Registrant's Executive Office Telephone Number)


ITEM 5.  OTHER EVENTS

     On July 23, 2002, Book Corporation of America ("Book") held a special shareholder meeting. At the meeting, the shareholders approved a proposal to redomicle the Company from Utah to Nevada and to change the name of the Company. In accordance with Nevada corporate law, a change of domicile is affected by merging the foreign corporation with and into a Nevada corporation. For the sole purpose of changing domicile from Utah to Nevada, Book formed Secured Diversified Investment, Ltd., a Nevada corporation ("SDI"). On August 9, 2002, a merger between Secured
Diversified Investment, Ltd., and Book was completed.   Upon completion of
merger SDI became the surviving corporation and Book was dissolved.

     The NASD has confirmed that the change in the Company's name and OTCBB symbol will become effective at the opening of business on Wednesday, September 18, 2002. The Company's new trading symbol will be SCDI.

     In addition to approving the change of domicile, the shareholders also approved amendments to the Company's Articles of Incorporation to change the par value of the Company's Common Stock from $.005 to $.001 and to authorize 50,000,000 shares of Preferred Stock, par value $.01.

     In accordance with the Company's Bylaws and Section 78.335 of the Nevada Revised Statutes, following completion of the merger, the Board of Directors deemed it appropriate to increase the Company's Board of Directors from one member to five. Clifford L. Strand, William Biddle, Professor Sumyie Onodera-Leonard and Pamela Padgett were appointed to fill the vacancies created by this increase in the number of directors. Following these appointments, Ronald Robinson resigned as a director and officer of the Company. The Board of Directors appointed Jay Kister to fill the vacancy on the Board of Directors created by Mr. Robinson's resignation. Mr. Robinson did not resign as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Following is certain biographical information on each of the Company's directors and executive officers.

     SUMYIE ONODERA-LEONARD. Director. From 1967 to 1986, Mrs. Onodera-Leonard served as a professor at California State University, Los Angeles, specializing in the areas in family finance and home management. She has a BA in Business Administration and a Masters degree in Secondary Education in 1957 and 1967 respectively from California State University, Los Angeles. Mrs. Onodera-Leonard also earned a Masters degree in Home Management from Michigan State University in East Lansing, Michigan in 1961. She is also a senior gold medalist, U.S. National Champion and world-record holder in her age group in the 800 meter run. Mrs. Onodera-Leonard is 74 years old.

     PAMELA PADGETT. Director. Since 1994, Ms. Padgett has worked as a real estate broker. Since March 2002, Ms. Padgett has been affiliated with The Phoenix Group Realtors as an independent real estate agent. From 2000 through March 2002, she was affiliated as Keller Williams Realty. Ms. Padgett also works as an independent agent for Uncommon Sense Enterprises a company she founded in 1994 and continues to own. Ms. Padgett is 47 years old.

                                     2

     JAY KISTER. Director. Since June 2001, Mr. Kister has been employed with Blossom Valley Mortgage, Inc. Mr. Kister currently serves as a Loan Broker. From April 1999 to June 2001, Mr. Kister was a Personal Banker for San Diego National Bank. He was primarily responsible opening and servicing commercial accounts and commercial loans. From May 1998 to April 1999, Mr. Kister worked for Bank of America performing essentially the same functions as he performed for San Diego National Bank. Mr. Kister earned a Bachelor of Arts degree in Spanish from Weber State University in Ogden, Utah in August 1997. Mr. Kister is 28 years old.

     CLIFFORD L. STRAND. Chairman of the Board of Directors and President. Mr. Strand has 35 years experience in the real estate industry as a broker, investor and strategist. Since January 2001, Mr. Strand has served as Senior Vice President, Interim President and President of Seashore Diversified Investment Company, a Maryland real estate investment trust, where he was primarily responsible for managing and directing the affairs of the Company. Seashore specializes in the acquisition, disposition and management of real estate and investment properties. From 1984 to 2001, Mr. Strand was self employed as an independent real estate broker. During that time, Mr. Strand represented a diverse clientele consisting of banks, savings and loan institutions, universities, celebrities and corporations. From 1979 to 1984, Mr. Strand served as president of Capital Newport Mortgage Company, which became part of the Capital Companies. Mr. Strand has a Certificate in Real Estate from East Los Angeles Community College. Mr. Strand is 56 years old.

     WILLIAM S. BIDDLE. Director and Vice President, Marketing. Mr. Biddle has over 37 years experience in the real estate industry, he is a member of the Society of Exchange Counselors. Mr. Biddle is a past recipient of the Clifford P. Weaver Memorial Award a national award for the most creative exchange. He is also a past president of National Exchange Counselors. In 1979, he received the designation of Certified Commercial Investment Member from the National Association of Realtors. Mr. Biddle currently owns two brokerages. He purchased Commercial Brokers, a commercial real estate brokerage firm in Las Vegas, Nevada, in 1993. He founded Friendly Hills Realty, a brokerage specializing in high end residential real estate in 1987. Friendly Hills Realty's principal office is located in Whittier, California. Mr. Biddle is 73 years old.

     GERNOT TROLF. Vice President and Chief Operating Officer. Since 1996, Mr Trolf has served as the Chief Operating Officer of Seashore Diversified Investment Company, a real estate investment trust. As the Chief Operating Officer, Mr. Trolf was primarily responsible for overseeing the day-to-day operations of the company. In 1993, he founded and continues to own AATIC a private commodity brokerage. From 1994 to 1997, Mr. Trolf owned The Stagecoach Restaurant a continental restaurant specializing in Austrian, German and continental fare in Alpine, California. From 1994 to 1996, Mr. Trolf was the Director of Food and Beverage for the Algonquin Hotel in New York and held to same position at the Regency Hotel in New York from 1991 to 1994. Mr. Trolf was the General Manager of the Nova Park Hotel in New York from 1979 to 1982. Mr. Trolf is a former vice president of the Food & Beverage Association of America and a member of the Board of Directors of The 400,000 Committee for Austrians living abroad. Mr. Trolf speaks German, French, English, Spanish and Norwegian. Mr. Trolf is 59 years old.


                                     3
     MUNJIT JOHAL. Chief Financial Officer and Secretary. Mr. Johal has broad experience in accounting, finance and management in the public
sector.   Since 1998, Mr. Johal has served as the Chief Financial Officer for Diffy Foods, Inc. Mr. Johal held the same position with Bengal Recycling from 1996 to 1997. As the Chief Financial Officer for these companies, Mr. Johal was primarily responsible for overseeing the financial affairs of these entities and ensuring that their financial statements of these were accurate and complete and complied with all applicable reporting requirements. From 1990 to 1995, Mr. Johal serves as the Executive VP for Pacific Heritage Bank in Torrance, California. Mr Johal earned his MBA degree from the University of San Francisco in 1980. He received his BS degree in History from the University of California in Los Angeles in 1978. Mr. Johal is 47 years old.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              SECURED DIVERSIFIED INVESTMENT, LTD.




Date: September 19, 2002      By: /s/ Clifford L. Strand
                              -----------------------------------------
                              Clifford L. Strand, President












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